PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

          Check the appropriate box:

[X]       Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]       Definitive Proxy Statement

[ ]       Definitive Additional Materials

[ ]       Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                               Paracelsian, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


(Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[X]       No fee required.

[ ]       Fee computed on table below per Exchange Act Rules  14a-6(i)(4)  and
          0-11

          (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

          (2)  Aggregate  number of  securities to which  transaction applies:

--------------------------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computer pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

          (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

          (5)  Total fee paid:

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


[ ]       Fee paid previously with preliminary materials.

[ ]       Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

--------------------------------------------------------------------------------

          (2)  Form.  Schedule or Registration Statement No.:

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          (3)  Filing Party:

--------------------------------------------------------------------------------

          (4)  Date Filed:

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

                               PARACELSIAN, INC.

                            222 LANGMUIR LABORATORIES
                             CORNELL TECHNOLOGY PARK
                             ITHACA, NEW YORK 14850
                            TELEPHONE: (607) 257-4224

            ---------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              Tuesday, May 13, 1998
            ---------------------------------------------------------

To the Shareholders:

         Notice is hereby given that the Annual Meeting of the Shareholders (the "Meeting") of Paracelsian, Inc. (the "Corporation") will be held at 1:00 p.m., local time, on Wednesday, May 13, 1998, at the New York Service Center for Chinese Study Fellows, Inc., 88 9th Avenue, New York, New York, or at any adjournment thereof, for the following purposes:

         1. To elect eight directors, with three to be elected to serve a one year term until the Annual Meeting of Shareholders in 1999, three to be elected to serve a two year term until the Annual Meeting of Shareholders in 2000, and two to be elected to serve a three year term until the Annual Meeting of Shareholders in the year 2001, or until their successors have been elected and qualified.

         2. To approve an amendment to the Articles of Incorporation of the Corporation increasing the authorized number of shares of common stock from 20,000,000 to 35,000,000.

         3. To transact such other businesses as may properly come before the meeting or any adjournment or adjournments thereof.

         Only shareholders of record of the common stock of the Corporation at the close of business on April 3, 1998 are entitled to notice of, and to vote, at the meeting and any adjournment or adjournments thereof. The Corporation's stock transfer books will not be closed. At least ten days prior to the Meeting, a complete list of the shareholders entitled to vote will be available for inspection by any shareholder, for any purpose germane to the Meeting, during ordinary business hours, at the Office of the Corporation listed above. If you do not expect to be present, please fill in, date and sign the enclosed Proxy, which is solicited by the Board of Directors of the Corporation, and mail it promptly in the enclosed envelope. In the event you decide to attend the Meeting in person, you may, if you desire, revoke the Proxy and vote your shares in person.


                                            By order of the Board of Directors,



                                            BERNARD M. LANDES
                                            President

Dated:  April __, 1998

                                    IMPORTANT
THE RETURN OF YOUR SIGNED PROXY AS PROMPTLY AS POSSIBLE WILL FACILITATE ARRANGEMENTS FOR THE MEETING. NO POSTAGE IS REQUIRED IF THE PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.

                                PARACELSIAN, INC
                            222 LANGMUIR LABORATORIES
                             CORNELL TECHNOLOGY PARK
                             ITHACA, NEW YORK 14850
                            TELEPHONE: (607) 257-4224




                             ----------------------
                                 PROXY STATEMENT
                             ----------------------

                                 ANNUAL MEETING

         The Board of Directors (the "Board") of Paracelsian (the "Corporation"), the principal executive offices of which are located at 222 Langmuir Laboratories, Cornell Technology Park, Ithaca, Tompkins County, New York 14850, hereby solicits your appointment of proxy, in the form enclosed with this statement, for use at the Annual Meeting of Shareholders to be held at 1:00 p.m., local time, on Wednesday, May 13, 1998, at the New York Service Center for Chinese Study Fellows, Inc., 88 9th Avenue, New York, New York, or at any adjournment thereof, for the purposes stated in the accompanying Notice of Annual Meeting of Shareholders. The Board has fixed the close of business on April 3, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Included with these proxy materials is the Corporation's 1997 Annual Report to Shareholders.

                         VOTING OF APPOINTMENTS OF PROXY

         Shares can be voted at the meeting only if the shareholder is represented by proxy or present in person. The persons named as proxies in the enclosed appointment of proxy, who are referred to herein as the Proxy Committee, are Karen Jackson and Bernard Landes (the "Proxies"), whom the Board has designated as management Proxies. When appointments of proxy in the enclosed form are returned, properly executed and in time for the meeting, the shares represented thereby will be voted at the meeting in accordance with the directions indicated thereon. If no directions are given, the appointment of proxy will be voted FOR the eight nominees for director in Proposal 1 described herein. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unavailable for any reason, the Proxies will have the discretion to vote for a substitute nominee. On such other matters as may properly come before the meeting, the Proxies will be authorized to vote shares represented by appointments of proxy in accordance with their best judgement.

                       REVOCATION OF APPOINTMENT OF PROXY

         A shareholder giving an appointment of proxy in the accompanying form may revoke the appointment at any time prior to the actual voting by notifying the Corporation's Secretary in writing, or by executing another appointment of proxy bearing a later date and filing it with the Assistant Secretary ( Karen Jackson, Assistant Secretary, 222 Langmuir Laboratories, Cornell Technology, Ithaca, New York 14850). In addition, if a shareholder attends the meeting in person, the shareholder may vote his or her shares without returning the enclosed appointment of proxy, and if the shareholder has returned the appointment of proxy, the shareholder may nevertheless attend the meeting and, after notifying the Secretary of his or her preference, vote in person, in which case the returned appointment of proxy will be disregarded.

                            EXPENSES OF SOLICITATION

         In addition to solicitation by mail, the Corporation's directors, officers and regular employees may solicit appointments of proxy in person or by telephone. The Corporation will bear the cost of solicitation. Brokerage houses, nominees, custodians, and fiduciaries are requested to forward these proxy soliciting materials to the beneficial owners of the Corporation's stock held of record by such persons, and the Corporation will reimburse their reasonable expenses in this regard. The Corporation anticipates mailing this Proxy Statement on or about April __, 1998.

                                VOTING SECURITIES

         At the close of  business  on the voting  date,  there were  14,871,296 shares of common stock, par value $0.01 per share (the "Shares"), issued and outstanding and entitled to vote at the Annual Meeting. The Corporation is authorized to issue 20,000,000 shares of common stock and 1,000,000 shares of preferred stock. The voting rights of the preferred stock are to be set by the Board at the time such stock is issued. The Board has authorized three classes of preferred stock but no preferred stock has voting rights. As of the voting date, there were approximately 450 holders of record of the Corporation's common stock.

                                VOTING PROCEDURE

         Each share is entitled to one vote for each matter submitted for a vote and, in the election of directors, for each director to be elected. In the election of directors under Proposal 1, the eight nominees receiving the highest number of votes will be elected. In the case of Proposal 2, the proposal will be approved if the shares voted in favor of the Proposal exceed the shares cast against the Proposal. Any Shares not voted or proxies marked "Withhold Authority" will not be counted. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies (referred to as "broker nonvotes"), those Shares will also not be included in vote totals and will have no effect on the vote under Proposal 1 or Proposal 2

                                     QUORUM

         The Corporation's Bylaws provide that the presence, in person or by proxy, of the holders of a majority of the Corporation's outstanding Shares, shall constitute a quorum at the Annual Meeting, and that if there is no quorum present at the opening of the Meeting, the Annual Meeting may be adjourned from time to time by the vote of a majority of the Shares voting on the motion to adjourn.

                       BENEFICIAL OWNERSHIP OF SECURITIES

         To the Corporation's knowledge, as of March 16, 1998, listed below are the only shareholders of the Corporation that owned more than five percent of the Shares. The following table sets forth certain information as to these shareholders:

                                    SHARES                  PERCENT OF
NAME OF                             CURRENTLY               SHARES
SHAREHOLDER                         BENEFICIAL OWNED        BENEFICIAL OWNED(2)
-----------                         ----------------        -------------------

Biomar International, Inc.          6,139,575(1)                34.41%
100 Europa Drive, Suite 599
Chapel Hill, NC 27514

T. Colin Campbell                   6,397,160(1)                35.85%
100 Europa Drive, Suite 599
Chapel Hill, NC 27514

                                    SHARES                  PERCENT OF
NAME OF                             CURRENTLY               SHARES
SHAREHOLDER                         BENEFICIAL OWNED        BENEFICIAL OWNED(2)
-----------                         ----------------        -------------------

T. Nelson Campbell                  6,424,325(1)                36.01%
100 Europa Drive, Suite 599
Chapel Hill, NC 27514

The Travelers Insurance Company     1,390,000                    9.35%
205 Columbus Boulevard
Hartford, CT 06183

(1) Dr. Campbell and Mr. Campbell are the principal shareholders of Biomar International, Inc. ("Biomar") and their total shares beneficially owned include the Shares owned by Biomar. Biomar also owns warrants that could cause 2,971,429 Shares to be issued to Biomar within 60 days of the voting record date upon the exercise of the warrants.
(2) The calculation of the percentage of class beneficially owned is based on the 14,871,296 Shares which are currently issued and outstanding plus the number of Shares capable of being issued to that individual within 60 days of the voting record date upon the exercise of warrants beneficially held by each of them.

         The following table shows, as of March 16, 1998, the number of Shares owned by each director and by all directors and principal officers of the Corporation as a group. The address of each of the named individuals below is c/o Paracelsian, Inc., 222 Langmuir Laboratories, Cornell Technology Park, Ithaca, New York 14850.

NAME OF                     SHARES CURRENTLY          PERCENT OF SHARES
BENEFICIAL OWNER            BENEFICIALLY OWNED(1)     BENEFICIALLY OWNED(2)
----------------            ---------------------     ---------------------

Robert A. Buchanan, MD                 -0-                       -

T. Colin Campbell                   6,397,160                  35.85%

T. Nelson Campbell                  6,424,325                  36.01%

James J. Dunseith                      10,800                    *

Hira Gurtoo                            -0-                       -

Lianpong He                            -0-                       -

Bernard M. Landes                     100,000                    *

Thomas D. Livingston                  200,000                   1.34%

All Director and
Principal
Officers as a Group
(8 persons)                         6,992,710                  39.19%


         *  Denotes beneficial ownership of less than one percent of the Shares.

(1) To the Corporations's knowledge, each person has sole voting and investment power over the Shares shown as beneficially owned by such person, except for the following Shares which the individual indicates that he or she shares voting and/or investment power: Dr. Colin Campbell - 6,139,575 shares; Mr. Nelson Campbell - 6,139,575 shares; and directors and principal officers as a group - 6,139,575. Dr. Campbell and Mr. Campbell are the principal shareholders of Biomar and their total shares beneficially owned include the Shares owned by Biomar. Biomar also owns warrants that could cause 2,971,429 Shares to be issued to Biomar within 60 days of the voting record date upon the exercise of the warrants.

(2) The calculation of the percentage of class beneficially owned is based on the 14,871,296 Shares which are currently issued and outstanding plus the number of Shares capable of being issued to that individual (if any) and to directors and principal officers as a group within 60 days of the voting record date upon the exercise of stock options held by each of them (if any) and by the group, respectively.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         The Corporation's Bylaws provide that the Board shall be divided into three classes, each containing as nearly equal a number of directors as possible, each elected to staggered three-year terms of office and thereafter directors elected to succeed those directors in each class shall be elected for a term of office of three years.

         The Board has nominated eight individuals to serve as directors, with three to be elected at this Annual Meeting to serve a one year term until the Annual Meeting of Shareholders in 1999 ("Class I Directors"), three to be elected to serve a two year term until the Annual Meeting of Shareholders in 2000 ("Class II Directors"), and two to be elected to serve a three year term until the Annual Meeting of Shareholders in the year 2001 ("Class III Directors"), or until their successors are elected and qualified. The nominees are current Board members who were all appointed to the Board following Biomar's investment in the Corporation on January 14, 1998. The eight nominees receiving the highest number of votes will be elected.

         In the absence of any contrary specification, the Proxy Committee will vote for the election of the eight nominees listed below as Class I, Class II and Class III Directors by casting an equal number of votes for each nominee. If, at or before the meeting time, any of the nominees listed below has become unavailable for any reason, the Proxy Committee has the discretion to vote for a substitute nominee. Management currently has no reason to anticipate that any nominee or nominees listed below will become unavailable.

         Listed below are the names of the nominees for election as Class I Directors, together with their ages at December 31, 1997, and their principal occupations during the past five years.

     NAME AND AGE                     PRINCIPAL OCCUPATION OVER LAST FIVE YEARS
     ------------                     -----------------------------------------

T. Nelson Campbell         33         Chairman,   Biomar   International,   Inc.
                                      Chapel Hill,  North  Carolina  since 1996;
                                      prior    to    that,    Vice    President,
                                      Paracelsian, Inc. from 1995 to 1996; prior
                                      to  that,   President,   Pacific Liaisons,
                                      Ithaca,   NY  (until   its   merger   into
                                      Paracelsian in 1995) since 1991; prior to that, Senior Valuation Associate, Empire
                                      Valuation, Rochester, NY.

James J. Dunseith          64         Retired in 1991;  formerly  President  and
                                      Chairman of Shields Asset Management,  New
                                      York.

Hira Gurtoo                59         President,      Professional     Financial
                                      Advisers,  Inc.,  Amherst,  New York since
                                      1992; Cancer Research  Scientist,  Roswell
                                      Park Cancer Institute, Buffalo, New York until February 1998.

         Listed below are the names of the nominees for election as Class II Directors, together with their ages at December 31, 1997, and their principal occupations during the past five years.

     NAME AND AGE                     PRINCIPAL OCCUPATION OVER LAST FIVE YEARS
     ------------                     -----------------------------------------

Lianping He                50         President,   Chinese  Service  Center  for
                                      Scholarly  Exchange,  Inc. and  President,
                                      New York Service  Center for Chinese Study
                                      Fellows,  Inc. since 1995;  prior to that,
                                      Director,  Chinese  Education  Association
                                      for   International   Exchange   and  Vice
                                      President,  Chinese Service President, for
                                      Scholarly Exchange, both of Beijing, China
                                      since  1993;  prior  to  that,   Director,
                                      US-China  Exchange  and  First  Secretary,
                                      Chinese Embassy, Washington, D.C.

     NAME AND AGE                     PRINCIPAL OCCUPATION OVER LAST FIVE YEARS
     ------------                     -----------------------------------------

Robert A. Buchanan, MD     65         Medical       Consultant,        Dainippon
                                      Pharmaceutical  U.S.A. Group,  Teaneck, NJ
                                      since    1996;     Medical     Consultant,
                                      IBRD-Rostrum Global, Inc., Irvine, CA from
                                      1992  to  1997;  prior  to  that,  Medical
                                      Consultant,   Mylan   Pharmaceutical  Co.,
                                      Morgantown,  West  Virginia  from  1992 to
                                      1994.

Thomas D. Livingston       45         President and  Co-founder,  TLC Management
                                      Corp. since 1992; Chief Financial Officer,
                                      Biomar  International,  Inc.  Chapel Hill,
                                      North Carolina since 1997.

         Listed below are the names of the nominees for election as Class III Directors, together with their ages at December 31, 1997, and their principal occupations during the past five years.

     NAME AND AGE                     PRINCIPAL OCCUPATION OVER LAST FIVE YEARS
     ------------                     -----------------------------------------

T. Colin Campbell          63         Jacob   Gould   Schurman    Professor   of
                                      Nutritional Sciences,  Cornell University,
                                      Ithaca. NY; Founder and Director,  Pacific
                                      Health  Laboratories  (Nasdaq Symbol PHLI)
                                      since 1995;  Founder and Director,  Biomar
                                      Intentional,   Inc.,  Chapel  Hill,  North
                                      Carolina.

Bernard M. Landes          48         President   and  Chairman  of  the  Board,
                                      Paracelsian since February, 1998; prior to
                                      that, Vice President and General  Manager,
                                      Alacer  Corporation,  Foothill  Ranch,  CA
                                      (manufacturer   of  dietary   supplements)
                                      since 1995; prior to that, Director of Marketing, Health Valley Foods, Irwindale,
                                      CA (manufacturer of natural foods).

         Other than Dr. Campbell and Mr. Campbell, who are father and son, no proposed director or principal officer is related to another director or officer. Other than Dr. Campbell, no proposed director is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the"Act").

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR LISTED ABOVE. THE EIGHT NOMINEES RECEIVING THE HIGHEST NUMBER OF VOTES WILL BE ELECTED.

                          MANAGEMENT OF THE CORPORATION


COMMITTEES OF THE BOARD OF DIRECTORS

         The Board has not established any committees to date.

BOARD ATTENDANCE AND FEES

         The Board held one meeting after the investment in the Corporation by Biomar. During 1997, it is management's understanding that the previous Board of Directors received stock options as fees. For 1998, it is the intention of the Corporation to pay reasonable compensation to the members of the Board of Directors, but the nature and amount of that compensation has not yet been determined.

EXECUTIVE COMPENSATION AND EMPLOYMENT AGREEMENT

         The  Corporation  entered into an  employment  contract with Bernard M.
Landes (the "Officer") to be President and Chief Executive Officer of the Corporation as of January 15, 1998 (the "Agreement"). The initial employment term under the Agreement is for one year. On each anniversary of the effective date of the Agreement, the term of the Agreement shall automatically be extended for an additional one year period beyond the then effective expiration date unless written notice from the Corporation or the Officer is received 90 days prior to the anniversary date advising the other that the Agreement shall not be further extended. In addition, the Officer has the option to terminate the Agreement upon sixty days' written notice to the Corporation. Under the Agreement, the Officer receives an annual cash salary, with annual adjustments and discretionary bonuses as determined by the Board. The Officer's compensation pursuant to the Agreement for 1998 is $175,000 and he is eligible for a bonus of up to $50,000. The Officer was also granted 100,000 shares of the Common Stock and granted options to acquire an additional 500,000 shares provided certain performance criteria are satisfied. Under the Agreement, the Officer is entitled to all fringe benefits which are generally provided by the Corporation for its employees.


         PROPOSAL 2: APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION INCREASING THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 20,000,000 TO 35,000,000.

         The Board has approved an amendment to the Fourth Section of the Articles of Incorporation of the Corporation to increase the authorized number of shares of common stock from 20 million to 35 million. The Corporation currently is authorized to issue up to 20 million Shares of common stock. As of the record date for the annual meeting, 14,871,296 of the authorized Shares were outstanding and 4,482,723 of the authorized Shares were reserved for issuance pursuant to warrants and options of the Corporation, leaving 645,981 Shares available for issuance for other corporate purposes. The Board believes that the increase in the number of authorized Shares will provide the Corporation with increased flexibility to meet various corporate objectives and is in the best interests of the Corporation and its shareholders.

         It is the Corporation's intention to finance its operations through, among other things, the issuance from time to time of various equity securities, to consider the acquisition of other related businesses (possibly using the Shares as consideration in some instances) and to consider the issuance of additional Shares through stock splits and stock dividends under the appropriate circumstances. Accordingly, the continued availability of Shares is necessary to provide the Corporation with the flexibility to take advantage of opportunities in such situations. There are, at present, no plans, understandings, agreements or arrangements concerning the issuance of additional Shares, except for the 2,971,429 Shares to be issued pursuant to the Warrant issued to Biomar.

         Pursuant to Delaware law, authorized and unissued Shares (other than those Shares reserved for certain purposes) are available for issuance by the
Corporation to such persons and for such consideration as the Board may determine from time to time. Shareholders may not be given the opportunity to vote on such matters, unless shareholder approval is required by applicable law or unless the Board in its judgment recommends shareholder approval. Shareholders generally will have no preemptive rights to subscribe to newly issued Shares. Because there are no preemptive rights, the issuance of additional shares could dilute the interests of existing shareholders.

         The Board believes that the proposed increase in the number of authorized Shares will provide flexibility needed to meet corporate objectives and is in the best interests of the Corporation and its shareholders. If the proposal is approved, officers of the Corporation will promptly make the appropriate filings and take any other action necessary to implement the amendment.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO INCREASE THE AUTHORIZED NUMBER OF SHARES. THIS PROPOSAL WILL BE APPROVED IF THE VOTES IN FAVOR OF THE PROPOSAL EXCEED THE VOTES CAST AGAINST THE PROPOSAL.

            INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         On January 14, 1998, the Corporation issued 3,571,429 newly issued shares of the common stock of the Corporation to Biomar International, Inc., a Delaware corporation and its related interests, which constituted approximately twenty four percent (24%) of all of the then issued and outstanding capital stock of the Corporation. At the close of business on January 15, 1998, there were 14,871,296 Shares issued and outstanding. As a part of the transaction, Biomar also received warrants to purchase up to an additional 2,971,429 Shares (the "Warrants"). Biomar will not be able to purchase the additional Shares unless the shareholders approve the amendment to increase the authorized number of Shares. Dr. Campbell and Mr. Campbell, directors of the Corporation, are the principal shareholders of Biomar. Because there are no preemptive rights for existing shareholders of the Corporation, the issuance of additional Shares could dilute the interests of existing shareholders.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Corporation's independent certified public accountant for the year ended September 30, 1997, was KPMG Peat Marwick. ("Peat Marwick"), which has also been retained as the Corporation's independent certified public accountant for the year ending September 30, 1998. The Board selects the independent certified public accountant. Representatives of Peat Marwick will be present at the Annual Meeting with the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

         THE CORPORATION WILL PROVIDE WITHOUT CHARGE A COPY OF THE CORPORATION'S SECURITIES REGISTRATION REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES, UPON WRITTEN REQUEST TO BERNARD LANDES, PRESIDENT, 222 LANGMUIR LABORATORIES, CORNELL TECHNOLOGY PARK, ITHACA, NEW YORK 14850. THE CORPORATION WILL FURNISH ANY EXHIBIT TO THE FORM 10-KSB UPON PAYMENT OF THE COST OF COPYING THE EXHIBIT.

                    DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

         For shareholder proposals to be considered for inclusion in the proxy materials for the Corporation's next Annual Meeting, any such proposals must be received at the Corporation's principal office (currently 222 Langmuir Laboratories, Cornell Technology Park, Ithaca, New York 14850) not later than November 24, 1998. The Board will review any shareholder proposal received by this date and will determine whether any such proposal should be included in its proxy solicitation materials. Proposals so presented may be excluded from the proxy solicitation materials if they fail to meet certain criteria established under the Act or related regulations. Shareholders are urged to submit any proposal by certified mail, return receipt requested.

                                  OTHER MATTERS

         Management knows of no other matters which will be brought before this meeting, but if any such matter is properly presented at the meeting or any adjournment thereof, the persons named in the enclosed form of appointment of proxy will vote in accordance with their best judgement.

                                        By order of the  Board of Directors.


                                        BERNARD M. LANDES
                                        President

                                PARACELSIAN, INC

               222 LANGMUIR LABORATORIES, CORNELL TECHNOLOGY PARK
                             ITHACA, NEW YORK 14850

                   APPOINTMENT OF PROXY SOLICITED ON BEHALF OF
      THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING TO BE HELD MAY 13, 1998

         The undersigned shareholder of Paracelsian, Inc. (the "Corporation"), hereby constitutes and appoints Karen Jackson and Bernard Landes, or either of them (the "Proxies"), proxies with full power of substitution to act and vote all shares of common stock of the undersigned at the Annual Meeting of Shareholders of the Corporation to be held on Wednesday, May 13, 1998, at 1:00 p.m., local time, at the New York Service Center for Chinese Study Fellows, Inc., 88 9th Avenue, New York, New York, or at any adjournment thereof, in the election of directors and upon the proposals set forth herein and described in the Proxy Statement, and in their discretion with respect to such other matters that may properly be brought before the meeting or any adjournment thereof, hereby revoking any proxies heretofore given.
         This appointment of proxy when properly executed will be voted in the manner directed herein. The Board of Directors recommends a vote "FOR" the election of the director nominees specified herein and "FOR" approval of the amendment of the Articles of Incorporation.

1. ELECTION OF DIRECTORS: [INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), STRIKE A LINE THROUGH THE NOMINEE'S NAME(S) IN THE LIST BELOW.]

         -- FOR all eight nominees listed below (except as marked to the contrary below).

         -- WITHHOLD authority to vote for all eight nominees listed below.

         CLASS I DIRECTORS - ONE YEAR TERM EXPIRING IN 1999

T. Nelson Campbell         James J. Dunseith         Hira Gurtoo

         CLASS II DIRECTORS - TWO YEAR TERM EXPIRING IN 2000

Lianping He       Robert A. Buchanan, MD    Thomas D. Livingston

         CLASS III DIRECTORS - THREE YEAR TERM EXPIRING IN 2001

T. Colin Campbell          Bernard M. Landes

2. APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION INCREASING THE AUTHORIZED COMMON STOCK OF THE CORPORATION FROM 20,000,000 TO 35,000,000 SHARES.

         _____ FOR                  ____ AGAINST             ____ ABSTAIN

3. IN THEIR DISCRETION, UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

         _____ FOR                  ____ AGAINST             ____ ABSTAIN

         THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF ANY DIRECTION, THE PROXIES WILL VOTE THE SHARES REPRESENTED BY THIS APPOINTMENT FOR ALL OF THE NOMINEES FOR DIRECTOR

NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2 AND, SHOULD OTHER MATTERS PROPERLY COME BEFORE THE MEETING, IN ACCORDANCE WITH THE BEST JUDGEMENT OF THE PROXIES. THIS APPOINTMENT OF PROXY MAY BE REVOKED BY THE SHAREHOLDER AT ANY TIME BEFORE IT IS EXERCISED BY FILING A LATER DATED APPOINTMENT WITH THE CORPORATION'S SECRETARY OR BY ATTENDING THE MEETING AND ANNOUNCING AN INTENT TO VOTE IN PERSON.

         [Box with
         Shareholder address
         information to appear
         here.]

                                 -----------------------------------------------
                                 Signature of Shareholder

                                 -----------------------------------------------
                                 Signature of Shareholder


                                 Date: _____________________, 1998

                                 Please  sign   appointment  of  proxy  as  name
                                 appears. JOINT OWNERS SHOULD EACH SIGN PERSONALLY. Trustees and others signing in a representative capacity should indicate the capacity in which they sign.


IMPORTANT: TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.